UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

AIRO Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38529	88-0812695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Indian School Road NE, Suite 100 Albuquerque, New Mexico	87110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 338-2343

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	AIRO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

In connection with the closing of the initial public offering (the “IPO”) of shares of common stock, par value $0.000001 per share (“Common Stock”), of AIRO Group Holdings, Inc. (the “Company”), on June 16, 2025, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. The Company’s board of directors (the “Board”) and stockholders previously approved the Amended and Restated Certificate to be effective as of immediately prior to the closing of the IPO.

Amendment and Restatement of Bylaws

Effective as of June 16, 2025, the Company adopted the amended and restated bylaws (the “Amended and Restated Bylaws”) in connection with the closing of the IPO. The Board and stockholders previously approved the Amended and Restated Bylaws to be effective as of immediately prior to the closing of the IPO.

The foregoing descriptions of the Amended and Restated Certificate and Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

Concurrently with the closing of the IPO, the Company also issued warrants to purchase up to 345,000 shares of Common Stock to certain of the underwriters, at an exercise price of $11.00 per share (the “Underwriter Warrants”). The Underwriter Warrants are exercisable, in whole and in part, from time to time beginning on December 12, 2025, and expire on June 12, 2030. The foregoing description of the Underwriter Warrants is qualified in its entirety by reference to the full text of the Underwriter Warrants, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company, as currently in effect (incorporated herein by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-285149), filed with the Commission on April 10, 2025).
4.1	Form of Underwriter Warrants.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRO GROUP HOLDINGS, INC.

By:	/s/ Captain Joseph D. Burns
Captain Joseph D. Burns
Chief Executive Officer

Dated: June 16, 2025